UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

BRC Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41275	87-3277812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 S. 500 W
Salt Lake City, UT 84101
(Address of principal executive offices, including Zip Code)

(801) 874-1189
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BRCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 16, 2025, BRC Inc. (the “Company”) reaffirmed its annual guidance for the fiscal year ending December 31, 2025, that was included in its earnings release for the three months ended March 31, 2025, issued on May 5, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company that involve substantial risks and uncertainties. All statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s expected future financial performance, as well as any information concerning possible or assumed future results of operations, are forward-looking statements.

The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such forward-looking statements to differ from actual results include, but are not limited to: competition and our ability to grow, manage sustainable expansion, and retain key employees; failure to compete effectively with other producers, distributors and retailers of coffee and energy drinks; our limited operating history, which may hinder the successful execution of strategic initiatives and make it difficult to assess future risks and challenges; challenges in managing rapid growth, inventory needs, and relationships with key business partners; inability to raise additional capital necessary for business development; failure to achieve or sustain long-term profitability; inability to effectively manage debt obligations; failure to maximize the value of assets received through bartering transactions; negative publicity affecting our brand, reputation, or that of key employees; failure to uphold our position as a supportive member of the Veteran and military communities, or other factors negatively affecting brand perception; inability to establish and maintain strong brand recognition through intellectual property or other means; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; unsuccessful marketing campaigns that incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks associated with reliance on social media platforms, including dependence on third-party platforms for marketing and engagement; declining performance of the direct to consumer revenue channel; inability to effectively manage or scale distribution through wholesale business partners, particularly key wholesale partners; failure to manage supply chain operations effectively, including inaccurate forecasting of raw material and co-manufacturing requirements; loss of one or more co-manufacturers or production delays, quality issues, or labor-related disruptions affecting manufacturing output; supply chain disruptions or failures by third-party suppliers to deliver coffee, store supplies, Ready-to-Drink beverage ingredients, or merchandise, including disruptions caused by external factors; ongoing risks related to supply chain volatility and reliability, including tariffs, political and climate risks, including as a result of the United States trade policy developments, tariffs and other trade restrictions; fluctuations in the market for high-quality coffee beans and other key commodities; unpredictable changes in the cost and availability of real estate, labor, raw materials, equipment, transportation, or shipping; failure to successfully open new Black Rifle Coffee shops, including permitting delays, development challenges, or underperformance of existing locations; risks related to long-term, non-cancelable lease obligations and other real estate-related concerns; inability of franchise partners to successfully operate and manage their franchise locations; failure to maintain high-quality customer experiences for retail partners and end users, including production defects or issues caused by co-manufacturers that negatively impact product quality and brand reputation; failure to comply with food safety regulations or maintain product quality standards; difficulties in successfully expanding into new domestic and international markets; failure to comply with federal, state, and local laws and regulations, or inability to prevail in civil litigation matters; risks related to potential unionization of employees; failure to protect against cybersecurity threats, software vulnerabilities, or hardware security risks; and other risks and uncertainties indicated in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and the Company’s current beliefs and expectations concerning future developments and their effects on the Company, and speak only as of the date hereof. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not place undue reliance on these forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, the Company cannot guarantee that the future results, growth, performance or events or circumstances reflected in these forward-looking statements will be achieved or occur at all. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2025	BRC INC.

	By:	/s/ Andrew McCormick
Andrew McCormick
General Counsel and Corporate Secretary